Exhibit 99.4

VOTING AND Support AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of February 6, 2025, by and among Alumis Inc., a Delaware corporation (“Parent”), Arrow Merger Sub, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub”) and the stockholder(s) of ACELYRIN, Inc., a Delaware corporation (the “Company”) listed on Schedule A hereto (each, a “Securityholder”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, each Securityholder is the record or beneficial owner of the securities of the Company (including options and convertible securities) as set forth opposite such Securityholder’s name on Schedule A hereto (such securities, together with any other securities of the Company acquired by such Securityholder after the date hereof and during the term of this Agreement, collectively referred to herein as the “Subject Securities”);

WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger (as amended, restated or supplemented from time to time, the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof and in accordance with the applicable provisions of the DGCL, Merger Sub will be merged with and into the Company, with the Company to be the surviving corporation of such merger (the “Merger”); and

WHEREAS, in order to induce Parent and Merger Sub to enter into the Merger Agreement and in consideration of the execution thereof by Parent and Merger Sub and to enhance the likelihood that the Merger and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) will be consummated, each Securityholder, solely in such Securityholder’s capacity as holder of such Securityholder’s Subject Securities, has entered into this Agreement and agrees to be bound hereby.

NOW THEREFORE, in consideration of the promises, and of the representations, warranties, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	No Transfer of Subject Securities. From the date hereof until the Expiration Date, no Securityholder shall cause or permit any Transfer (as defined below) of any of such Securityholder’s Subject Securities or enter into any Contract, option or arrangement with respect to a Transfer of any of such Securityholder’s Subject Securities. Following the date hereof and except as required by this Agreement or Section 2.2(b) of the Merger Agreement, no Securityholder shall deposit (or permit the deposit of) any of such Securityholder’s Subject Securities in a voting trust or grant any proxy or enter into any voting agreement or similar agreement with respect to any of such Securityholder’s Subject Securities or in any way grant any other Person any right whatsoever with respect to the voting or disposition of any of such Securityholder’s Subject Securities. For purposes hereof, a Person shall be deemed to have effected a “Transfer” of Subject Securities if such Person directly or indirectly: (a) sells, pledges, encumbers, grants an option with respect to, transfers, assigns, or otherwise disposes of any Subject Securities, or any interest in such Subject Securities; or (b) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such Subject Securities or any interest therein. Notwithstanding the foregoing, each Securityholder may make (i) solely with respect to a Securityholder who is an individual, transfers by will or by operation of law or other transfers for estate-planning purposes or charitable purposes (provided that, in each such case, the applicable transferee has signed a voting agreement in substantially the form hereof), (ii) with respect to such Securityholder’s Company Options (if any) which expire on or prior to the termination of this Agreement, transfers, sale, or other disposition of such Securityholder’s Subject Securities to the Company as payment for or to fund the payment of the (A) exercise price of such Securityholder’s Company Options and (B) Taxes applicable to the exercise of such Securityholder’s Company Options, (iii) with respect to such Securityholder’s Company RSUs or Company PSUs, as applicable, (if any) (A) transfers for the net settlement of such Securityholder’s Company RSUs or Company PSUs settled in Subject Securities (to pay any Tax withholding obligations) or (B) transfers for receipt upon settlement of such Securityholder’s Company RSUs or Company PSUs, and the sale of a sufficient number of such Subject Securities acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate Taxes payable by such Securityholder as a result of such settlement, (iv) if such Securityholder is a partnership or limited liability company, a transfer to one or more partners or members of such Securityholder or to an Affiliated corporation, trust or other entity under common control with such Securityholder, or if such Securityholder is a trust, a transfer to a beneficiary (provided that, in each such case, the applicable transferee has signed a voting agreement in substantially the form hereof), (v) transfers to a transferee that has signed a voting agreement in substantially the form hereof or (vi) pursuant to a Rule 10b5-1 trading plan of the Company that is in effect as of the date hereof. If any voluntary or involuntary transfer of any Subject Securities covered hereby shall occur (including a transfer or disposition permitted by clauses (i) through (vi) hereof, sale by a Securityholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Securityholder and has not executed a counterpart hereof or joinder hereto.

2.	Agreement to Vote Shares; Irrevocable Proxy.

(a)            At any meeting of stockholders of the Company or at any adjournment, postponement or recess thereof, in any action by written consent or in any other circumstances upon which Securityholder’s vote, consent or other approval is sought with respect to the Transactions (including the Company Stockholder Approval), each Securityholder shall (i) appear (in person or by proxy) at each such meeting or otherwise cause all of such Securityholder’s Subject Securities that such Securityholder is entitled to vote to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted, in person or by proxy), as applicable, all of such Securityholder’s Subject Securities that are then entitled to be voted (A) in favor of: (1) the adoption of the Merger Agreement and approval of the Transactions, (2) any other proposals presented by the Company to its stockholders to effect or facilitate the Transactions in accordance with the Merger Agreement and (3) any proposal to adjourn or postpone such meeting of stockholders of the Company to a later date if there are not sufficient votes to adopt the Merger Agreement and approve the Transactions or there are not sufficient Shares represented to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting; and (B) against (1) any Company Acquisition Proposal or any of the transactions contemplated thereby, (2) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement of the Company under the Merger Agreement or of such Securityholder under this Agreement and (3) any action, proposal, transaction, or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the timely consummation of the Transactions or the fulfillment of the Company’s conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of the Company (including any amendments to the Company Charter or the Company Bylaws), in each case, except as required by the Merger Agreement.

(b)            Each Securityholder agrees that such Securityholder’s Subject Securities that are entitled to be voted shall be voted (or caused to be voted) as set forth in this Section 2 whether or not such Securityholder’s vote, consent or other approval is sought on only one or on any combination of the matters set forth in this Section 2 and at any time or at multiple times during the term of this Agreement.

3.	No Solicitation. Subject to Section 7, each Securityholder, solely in its capacity as such, shall not, and shall cause its Subsidiaries and its and its Subsidiaries’ directors and officers to not, and shall use its reasonable best efforts to cause its Affiliates and Representatives not to, directly or indirectly: (a) solicit, initiate, knowingly induce, knowingly encourage or knowingly facilitate (including by way of granting a waiver under Section 203 of the DGCL), any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, a Company Acquisition Proposal; (b) participate in any discussions or negotiations or cooperate in any way with any Person regarding any proposal or offer the consummation of which would constitute a Company Acquisition Proposal; (c) provide any information or data concerning the Company or any of its Subsidiaries to any Person in connection with any proposal the consummation of which would constitute a Company Acquisition Proposal or for the purpose of soliciting, initiating, inducing, encouraging or facilitating a Company Acquisition Proposal; (d) enter into any binding or nonbinding letter of intent, term sheet, memorandum of understanding, merger agreement, acquisition agreement, agreement in principle, option agreement, joint venture agreement, partnership agreement, lease agreement or other similar agreement with respect to a Company Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a Company Acquisition Proposal; (e) adopt, approve or recommend or make any public statement approving or recommending any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, a Company Acquisition Proposal (including by approving any transaction, or approving any Person becoming an “interested stockholder,” for purposes of Section 203 of the DGCL); (f) take any action to exempt any Person (other than Parent and its Subsidiaries) from the restriction on “business combinations” or any similar provision contained in applicable takeover laws or the Company Charter or the Company Bylaws; or (g) resolve, publicly propose or agree to do any of the foregoing.

4.	Confidentiality; Public Disclosure; Further Assurances.

(a)            From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with Section 6, each Securityholder shall not, and shall cause its Affiliates to not, make any public announcements regarding this Agreement, the Merger Agreement or the Transactions or the transactions contemplated hereby; provided, however, that nothing herein shall be deemed to prohibit such public announcement (i) that the Company and Parent mutually agree upon in writing or (ii) that is required by obligations pursuant to any listing agreement with any national securities exchange or stock market or applicable Law.

(b)            Each Securityholder hereby severally as to itself only, but not jointly with any other Securityholder, authorizes Parent and the Company to publish and disclose in any public filing made in connection with the Merger Agreement and the Transactions and in any other announcement or disclosure required or requested by applicable Law, such Securityholder’s identity and ownership of the Subject Securities and the nature of such Securityholder’s obligations under this Agreement and authorizes the Company and Parent to include this Agreement as an exhibit to any filing required to be made by the Company with the SEC in connection with the Merger Agreement and the Transactions.

(c)            From time to time and without additional consideration, each Securityholder shall execute and deliver, or cause to be executed and delivered, such additional instruments, and shall take such further actions, as the Company or Parent may reasonably request for the purpose of carrying out the intent of this Agreement and the Merger Agreement.

5.	Representations and Warranties of Securityholder(s). Each Securityholder hereby severally as to itself only, but not jointly with any other Securityholder represents and warrants as follows:

(a)            Such Securityholder (i) is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Securities set forth opposite its name on Schedule A, free and clear of any Liens, adverse claims, charges or other encumbrances of any nature whatsoever (other than pursuant to (A) restrictions on transfer under applicable securities Laws or (B) this Agreement), and (ii) does not beneficially own any securities of the Company (including options or convertible securities) other than the Subject Securities set forth opposite its name on Schedule A.

(b)            Except with respect to obligations under the Company Charter and the Company Bylaws, as applicable, such Securityholder has the sole right to Transfer, to vote (or cause to vote) and to direct (or cause to direct) the voting of such Securityholder’s Subject Securities, and none of such Securityholder’s Subject Securities are subject to any voting trust or other Contract, arrangement or restriction with respect to the Transfer or the voting of such Securityholder’s Subject Securities (other than restrictions on transfer under applicable securities Laws), except as set forth in this Agreement.

(c)            Such Securityholder (i) if not a natural person, is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and (ii) has the requisite corporate, company, partnership or other power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms hereof. The execution and delivery by such Securityholder of this Agreement, the consummation by such Securityholder of the transactions contemplated hereby and the compliance by such Securityholder with the provisions hereof have been duly authorized by all necessary corporate, company, partnership or other action on the part of such Securityholder, and no other corporate, company, partnership or other proceedings on the part of such Securityholder are necessary to authorize this Agreement, to consummate the transactions contemplated hereby or to comply with the provisions hereof.

(d)            This Agreement has been duly executed and delivered by such Securityholder, constitutes a valid and binding obligation of such Securityholder and, assuming due authorization, execution and delivery by the other parties hereto, is enforceable against such Securityholder in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

(e)            With respect to such Securityholder, as of the date hereof, there is no Legal Proceeding pending against such Securityholder or, to the knowledge of such Securityholder, threatened against such Securityholder or any of its Subsidiaries or Affiliates, or any Judgement to which such Securityholder or any of its Subsidiaries or Affiliates (if such Securityholder is not a natural person) is subject that would reasonably be expected to question the beneficial or record ownership of such Securityholder’s Subject Securities, the validity of this Agreement or the performance by such Securityholder of its obligations under this Agreement.

(f)            The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions hereof do not and will not conflict with, or result in (i) any violation or breach of, or default (with or without notice or lapse of time, or both) under, any provision of the organizational documents of such Securityholder, if applicable, (ii) any violation or breach of, or default (with or without notice or lapse of time, or both) under any applicable Law or Judgment, in each case, applicable to such Securityholder or its properties or assets, or (iii) any violation or breach of, or default (with or without notice or lapse of time, or both) under any Contract, obligation or restriction of any kind to which such Securityholder is a party or by which such Securityholder or such Securityholder’s assets are bound.

(g)            Except for this Agreement, such Securityholder (i) has not entered into any voting agreement, voting trust or similar agreement or understanding with respect to any of such Securityholder’s Subject Securities, and shall not enter into any other voting agreement, voting trust or similar agreement or understanding with respect to any of such Securityholder’s Subject Securities, (ii) has not granted, and shall not grant at any time prior to the Expiration Date, a proxy, consent or power of attorney with respect to any of such Securityholder’s Subject Securities (other than pursuant to Section 2), (iii) has not given, and shall not give, prior to the Expiration Date, any voting instructions or authorities in any manner inconsistent with Section 1 or Section 2, with respect to any of such Securityholder’s Subject Securities and (iv) has not taken and shall not take any action that would reasonably be expected to constitute a breach hereof or make any representation or warranty of such Securityholder contained herein untrue or incorrect or have the effect of preventing such Securityholder from performing any of its obligations under this Agreement.

6.	Termination. This Agreement shall terminate upon the earliest to occur of: (a) the Effective Time, (b) such date and time as the Merger Agreement shall be validly terminated in accordance with its terms, (c) as to a Securityholder, such date and time as any amendment or change to the Merger Agreement is effected without such Securityholder’s prior written consent that decreases the amount, changes the form of, or otherwise materially and adversely affects, the consideration payable in respect of such Securityholder’s Subject Securities under the Merger Agreement; provided, that, with respect to this clause (c), such Securityholder shall provide written notice to Parent of such termination, including the reasonable basis for such termination, and this Agreement shall remain in full force and effect as to any other Securityholder that is a party to this Agreement and has not delivered such a notice pursuant to this clause (c), and (d) by written agreement of Parent and each Securityholder party hereto (the first to occur of clauses (a) through (d), the “Expiration Date”). In the event of the termination of this Agreement, this Agreement shall forthwith become null and void, there shall be no liability on the part of any of the parties, and all rights and obligations of each party hereto shall cease; provided, however, that no such termination of this Agreement shall relieve any party hereto from any liability for such party’s fraud or willful breach of any provision of this Agreement prior to such termination and the provisions of this Section 6 shall survive any termination of this Agreement.

7.	No Agreement as Director, Officer or Employee. No Securityholder makes any agreement or understanding in this Agreement in such Securityholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries (if such Securityholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by such Securityholder in such Securityholder’s capacity as such a director, officer or employee of the Company, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict such Securityholder from exercising its fiduciary duties, or any other duty (including duties as an employee), as a director or officer of the Company or any of its Subsidiaries to the Company or its stockholders.

8.	Opportunity to Review. Each Securityholder acknowledges receipt of the Merger Agreement and represents that he, she, or it has had (a) the opportunity to review, and has read, reviewed and understands, the terms and conditions of the Merger Agreement and this Agreement, and (b) the opportunity to review and discuss the Merger Agreement, this Agreement, the Transactions and the transactions contemplated hereby with his, her or its own advisors and legal counsel.

9.	No Securityholder Litigation. Each Securityholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, that may be brought against the Company, Parent, Merger Sub or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the Transactions or the transactions contemplated hereby; provided that this Section 9 shall not be deemed a waiver of any rights of such Securityholder or its Affiliates for any breach of this Agreement or the Merger Agreement by Parent, the Company or any of their respective Affiliates.

10.	Miscellaneous.

(a)            Notices. Any notice or other communication required or permitted to be delivered to a party under this Agreement shall be in writing and shall be deemed properly delivered, given and received: (i) upon receipt when delivered by hand, (ii) one (1) Business Day after being sent by registered mail or by courier or express delivery service, (iii) if sent by email transmission prior to 5:00 p.m. Eastern Time, upon transmission thereof (provided that no bounceback or similar “undeliverable” message is received by such sender) or (iv) if sent by email transmission after 5:00 p.m. Eastern Time, the Business Day following the date of transmission (provided that no bounceback or similar “undeliverable” message is received by such sender); provided, that, in each case, the notice or other communication is sent to the physical address or email address, as applicable, set forth beneath the name of such party below (or to such other person, physical address or email address as such party shall have specified in a written notice given to the other Party in accordance with the notice provisions hereof):

if to Parent or Merger Sub:

Alumis Inc.

280 East Grand Avenue

South San Francisco, CA 94080

Email: [***]

[***]

with a copy (which shall not constitute notice) to:

Cooley LLP

3 Embarcadero Center

20th Floor

San Francisco, CA 94111-4004

Attention: Jamie Leigh; Ben Beerle; Polina A. Demina

Email: jleigh@cooley.com; bbeerle@cooley.com; pdemina@cooley.com

If to any Securityholder, to the address or email address set forth opposite the name of such Securityholder on Schedule A hereto.

(b)            Successors, Assigns and Transferees Bound. Without limiting Section 1 hereof in any way, each Securityholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Securities from the date hereof through the Expiration Date and shall, to the extent permitted by applicable Laws, be binding upon any Person to which legal or beneficial ownership of such Securityholder’s Subject Securities shall pass, whether by operation of law or otherwise, including such Securityholder’s heirs, guardians, administrators or successors, and such Securityholder further agrees to take all reasonable actions necessary to effectuate the foregoing.

(c)            Incorporation. Sections 8.2 (Amendment), 8.5 (Counterparts; Effectiveness; Electronic Signature), 8.6 (Governing Law; Jurisdiction and Venue; WAIVER OF JURY TRIAL), 8.12 (Severability) and 8.14 (Interpretation; Construction) of the Merger Agreement shall apply to this Agreement, mutatis mutandis, as if such provisions had been fully set forth herein.

(d)            Specific Performance. Each Securityholder acknowledges and agrees that irreparable damage would occur and that Parent would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof in accordance with Section 8.6 of the Merger Agreement, without proof of actual damages (and each Securityholder hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. Each Securityholder further agrees not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that Parent otherwise has an adequate remedy at law.

(e)            Entire Agreement. This Agreement (including the provisions of the Merger Agreement referenced herein) and the other documents and instruments executed pursuant hereto constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

(f)            No Agreement Until Merger Agreement Effective. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract or understanding between the parties hereto unless and until (a) the Company Board has approved, for purposes of any applicable anti-takeover Laws and any applicable provision of the Company Charter, the Merger Agreement and the Transactions; (b) the Merger Agreement is executed and delivered by all parties thereto; and (c) this Agreement is executed and delivered by all parties hereto.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

[SECURITYHOLDER]

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

Alumis Inc.

By:
Name:	Martin Babler
Title:	Chief Executive Officer

Arrow Merger Sub, Inc.

By:
Name:	Sara Klein
Title:	President

[Signature Page to Voting and Support Agreement]

SCHEDULE A

Name, Address and Electronic Mail Address of Securityholder	Number and Class of Subject Securities

Schedule A